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                       METLIFE INVESTORS INSURANCE COMPANY
                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA
            METLIFE INVESTORS INSURANCE VARIABLE ANNUITY ACCOUNT FIVE

    SUPPLEMENT DATED DECEMBER 30, 2003, TO THE SUPPLEMENT DATED MAY 1, 2003,
          FOR THE METLIFE INVESTORS AND METLIFE INVESTORS OF CALIFORNIA
                   COVA VARIABLE ANNUITY, SERIES A CONTRACTS

The supplement dated May 1, 2003, for the MetLife Investors Insurance Company and MetLife Investors Insurance Company of California Cova Variable Annuity, Series A Contracts incorrectly described the fees and expenses of an investment option available under the Contracts. This Supplement explains the error and amends the supplement to correctly describe the fees and expenses of the investment option. The Supplement also describes certain remedial measures that have been undertaken with respect to Contract owners invested in the investment option.

The following investment option was incorrectly described as a Class A portfolio of the Metropolitan Series Fund that does not have 12b-1 or service fees:

                     Capital Guardian U.S. Equity Portfolio

The Class B shares for Capital Guardian U.S. Equity Portfolio (the "Portfolio") was added as an investment option to the Contracts on May 1, 2002, and MetLife Investors Insurance Company and MetLife Investors Insurance Company of California (the "Companies") intended to continue offering the Class B shares of the Portfolio on and after May 1, 2003. As a result, the daily 12b-1 or service fee applicable to such Class B shares were deducted from assets of the Portfolio, notwithstanding that the May 1, 2003, supplement for the Contracts inadvertently described the Class B shares of the Portfolio as Class A shares.

The Companies have undertaken certain remedial measures with respect to Contract owners invested in the Portfolio at any time during the period of May 1, 2003, to January 4, 2004. For this period, the Companies will credit all purchase payment allocations and transfers made into the Portfolio during the period to the Class A shares of the Portfolio. Owners' Contract account value will be increased to reflect 12b-1 or service fees deducted under Class A shares. Any owners that withdrew their entire account values during this period will be paid the difference between what they received and what they would have received had they been invested in Class A shares of the Portfolio, provided no amount will be paid if the difference is less than $10.00.

Effective on and after January 5, 2004, only the Class B shares of the Portfolio will be available for purchase payment allocations and transfers under the Contracts. The Class B shares of the Portfolio are the same as the Class A shares described in the supplement, except that a 12b-1/service fee is charged in the amount of 0.25%.

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PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR
PROSPECTUS CAREFULLY AND KEEP THEM TOGETHER FOR FUTURE REFERENCE.